Exhibit 99.1
UNITED STATES BANKRUTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 - 9/30/09
MONTHLY OPERATING REPORT

		Document	Affidavit
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR -1	X
Bank Reconciliations, Copies of Bank Statements and Cash Disbursements Journals	MOR -1a		X
Schedule of Professional Fees Paid	MOR -1b	X
Statements of Operations	MOR -2	X
Balance Sheets	MOR -3	X
Status of Postpetition Taxes	MOR -4		X
Summary of Unpaid Postpetition Accounts Payable	MOR -4	X
Accounts Receivable Reconciliation and Aging	MOR -5	X
Debtor Questionnaire	MOR -5	X
I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky	12/8/09

Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE MONTH ENDED SEPTEMBER 30, 2009

	Midway Home	Midway Amusement Games,	Midway	Midway Games	Midway Home	Midway Sales		Midway Studios - Austin	Midway Studios -
Debtor	Entertainment Inc.	LLC	Interactive Inc.	West Inc.	Studios Inc.	Company, LLC	Surreal Software Inc.	Inc.	Los Angeles Inc.	Midway Games Inc.	Current Month Total
Cash at beginning of the month	$70,709,913.32	$(13,084,058.63)	$(650.00)	$(650.00)	$(650.00)	$(650.00)	$(4,118,993.72)	$419,578.84	$(4,715.70)	$(7,961,697.26)	$45,957,426.85

RECEIPTS
Trade accounts receivable	3,551,239.86	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3,551,239.86
Royalty income	0.00	424,970.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	424,970.00
Cash held in trust	(3,544,330.86)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(3,544,220.86)
Proceeds related to asset sales	6,790.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,790.00
Other	473,154.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	473,154.00
Total Receipts	$486,963.00	$424,970.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$911,933.00

DISBURSEMENTS
Cost of goods sold	448.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	448.00
Payroll	69,187.53	451,628.12	0.00	0.00	0.00	0.00	331.11	0.00	0.00	195,452.50	717,229.26
Milestones — 3rd party developers	0.00	0.00	0.00	0.00	0.00	0.00	4,951.59	0.00	0.00	0.00	4,951.59
Royalties	1,108.11	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,108.11
Marketing and advertising	0.00	2,347.93	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,347.93
Rent — facilities/equipment/taxes	21,581.85	19,682.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	41,264.35
Utilities	11,121.36	27,410.65	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	38,532.01
Benefits	765.34	32,181.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	32,946.80
IT equipment	22,669.34	28.03	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	22,697.37
Legal	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	183,919.06	183,919.06
Maintenance	1,159.68	6,754.08	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	7,913.76
Shipping	1,112.83	1,063.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,176.33
Supplies	930.23	371.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	103.50	1,404.92
Consultants and contractors	1,434.00	42,086.79	0.00	0.00	0.00	0.00	39,527.75	0.00	0.00	1,392.00	84,440.94
Employee expense reports	631.72	3,196.48	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,359.79	5,187.99
Purchasing cards	0.00	12,119.98	0.00	0.00	0.00	0.00	674.20	0.00	0.00	2,830.25	15,624.43
Subtotal opening disbursements	132,780.39	598,870.71	0.00	0.00	0.00	0.00	45,484.65	0.00	0.00	385,057.10	1,162,192.85

Blank Rome LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	381,186.96	381,186.96
Ernst & Young LLP — Midway Auditors	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	27,859.60	27,859.60
Dewey & LeBoeuf LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	91,538.00	91,538.00
Milbank, Tweed, Hadley & MeCloy LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	259,864.00	259,864.00
Richards, Layton & Finger, P.A.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	58,383.23	58,383.23
FTI Consulting, Inc.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165,110.93	165,110.93
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	53,532.88	53,532.88
Subtotal restricting disbursements	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,037,475.60	1,037,475.60
Total Disbursements	$132,780.39	$598,870.71	$0.00	$0.00	$0.00	$0.00	$45,484.65	$0.00	$0.00	$1,422,532.70	$2,199,668.45
Receipts less disbursements	$354,182.61	$(173,900.71)	$0.00	$0.00	$0.00	$0.00	$(45,484.65)	$0.00	$0.00	$(1,422,532.70)	$(1,217,735.45)
Cash at end of the month	$71,064,095.93	$(13,157,959.34)	$(650.00)	$(650.00)	$(650.00)	$(650.00)	$(4,164,478.37)	$419,578.84	$(4,715.70)	$(9,384,229.96)	$44,669,691.40

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Included in the cash at the end of the month were two restricted letters of credit at Midway Home Entertainment Inc. (MHE) for $225,000 and at Midway Studios—Austin Inc. (MSA) for $26,103.01.

3)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the bank.

4)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

5)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above will be used to calculate U.S. Trustee quarterly fees.

6)	U.S. Trustee quarterly fees are paid by Midway Games Inc. (MGI) on behalf of each Debtor and expenses are allocated based on fees calculated for each Debtor.

7)	The cash held in trust at MHE represents collections of accounts receivable, pursuant to the Transition Services Agreement, on behalf of Warner Bros. Entertainment Inc. (WBEI) subsequent to the sale of accounts receivable to WBEI on July 10, 2009. These amounts collected were remitted to WBEI during the month but are not included in disbursements used to calculate U.S. Trustee quarterly fees.

8)	Proceeds from asset sales reported at MHE were received upon completion of the sale of certain fixed assets to various third parties.

9)	Other cash receipts reported at MHE include amounts received upon completion of services by certain Key Employees of the Debtors under the Transition Services Agreement with WBEI. The proceeds were used to pay incentives to these Key Employees.
FORM MOR-1

In re:
Midway Games Inc., et al.,	Case No. 09-10465 et seq. (KG)
Debtors	Jointly Administered
Reporting Period: 9/1/09-9/30/09
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended September 30, 2009 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period. No bank accounts were opened or closed during the reporting period.

/s/ Ryan G. O’Desky	12/8/09

Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
FORM MOR-1A

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution	Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#583884	$225,000.00
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#4030110425	$0.00
Midway Home Entertainment Inc.	Bank of America	#8765261617	$55,421.48
Midway Home Entertainment Inc.	Bank of America	#8666525641	$1,039,169.57
Midway Home Entertainment Inc.	Bank of America	#8188615313	$50,277.99
Midway Home Entertainment Inc.	Bank of America	#8188615318	$83,627.12

Midway Amusement Games, LLC	Bank of America	#8765763067	$20,189.24
Midway Amusement Games, LLC	Bank of America	#8666305125	$53,979.95
Midway Amusement Games, LLC	Bank of America	#8666018766	$8,385.51
Midway Amusement Games, LLC	Wells Fargo Bank N.A.	#4030010797	$0.00
Midway Amusement Games, LLC	JP Morgan	#806021788	$0.00

Surreal Software Inc.	Bank of America	#8765216044	$4,309.96

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.	#561549	$26,103.01
Midway Studios — Austin Inc.	Bank of America	#8765216049	$35,599.42

Midway Studios — Los Angeles Inc.	Bank of America	#8765216063	$2,428.41

Midway Games Inc.	Bank of America	#8666302112	$0.00
Midway Games Inc.	Bank of America	#8765763147	$34,067.16
Midway Games Inc.	Bank of America	#8666302112	$42,842,649.97
Midway Games Inc.	Bank of America	#8188615332	$(10.00)
The Debtors affirm that no bank accounts were opened in the period.

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09-9/30/09
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Filing to Date
Payee	Covered	Approved	Payer	Date	Number	Fees	Expenses	Fees	Expenses
Blank Rome LLP 1	5/1/09-6/30/09	$381,186.96	Midway Games Inc.	09/03/09	ACH: 4074	$369,704.00	$11,482.96	$967,626.83	$50,087.32

Kramer Levin Naftalis 2								$232,546.50	$4,786.13

Mesirow Financial 2								$50,000.00	$0.00

Dewey & LeBoeuf LLP 3	2/12/09-4/30/09*	$91,537.70	Midway Games Inc.	09/03/09	CHECK: 74734	$91,537.70	$0.00	$419,326.10	$9,752.12

Ernst & Young, LLP 4	2/12/09-4/30/09*	$27,859.60	Midway Games Inc.	09/03/09	CHECK: 74735	$27,859.60	$0.00	$139,298.80	$386.00

Milbank, Tweed, Hadley & McCloy LLP 5	2/23/09-4/30/09*	$259,863.90	Midway Games Inc.	09/03/09	WIRE: 26751734	$259,863.90	$0.00	$1,299,319.50	$134,522.55

Richards, Layton & Finger, P.A. 6	2/25/09-4/30/09*	$21,234.90	Midway Games Inc.	09/03/09	WIRE: 2675187101	$21,234.90	$0.00	$106,174.50	$15,761.48
Richards, Layton & Finger, P.A. 6	5/1/09-5/31/09	$24,378.17	Midway Games Inc.	09/03/09	WIRE: 2675187102	$20,870.40	$3,507.77	$127,044.90	$19,269.25
Richards, Layton & Finger, P.A. 6	6/1/09-6/30/09	$12,770.23	Midway Games Inc.	09/10/09	WIRE: 26840662	$11,306.00	$1,464.23	$138,350.90	$20,733.48

FTI Consulting. Inc. 7	5/1/09-6/30/09	$165,110.93	Midway Games Inc.	09/17/09	WIRE: 26929683	$160,000.00	$5,110.93	$372,299.26	$5,449.68

Lazard Frères & Co. LLC 8								$101,785.71	$1,094.98

Huron Consulting Group 9								$89,377.40	$0.00

						$962,376.50	$21,565.89	$3,809,931.00	$226,812.26

*	Amounts paid represent 20% of the fees included in the original fee applications for services covering these dates. These 20% amounts were originally held back per the order of the Bankruptcy Court and were approved for payment on August 10, 2009.

1	Lead bankruptcy counsel for the Debtors

2	Lead counsel and financial advisors working on behalf of Thomas Parties

3	Special counsel to the independent members of the post-petition Board of Directors of the Debtors

4	Independent auditor to the Debtors

5	Counsel to the Official Committee of Unsecured Creditors

6	Co-counsel to the Official Committee of Unsecured Creditors

7	Financial advisor to the Official Committee of Unsecured Creditors

8	Investment banker to the Debtors

9	Bankruptcy consultants to the Debtors
FORM MOR-1B

In re:	Case No. 09-10463 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-2: STATEMENTS OF OPERATIONS
FOR THE MONTH ENDED SEPTEMBER 30, 2009

		Midway
	Midway Home	Amusement	Midway	Midway Games	Midway Home	Midway Sales	Surreal Software	Midway Studios -	Midway Studios -	Midway Games
	Entertainment, Inc.	Games, LLC	Interactive Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Adjustments and	Total of All
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	Debtors

REVENUES
Gross sales	$(10,683.60)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(10,683.60)
Royalty and other revenue	—	318,277.34	—	—	—	—	—	—	—	—	—	318,277.34
Allowances	(4,890.50)	—	—	—	—	—	—	—	—	—	—	(4,890.50)

Not revenues	(15,574.10)	318,277.34	—	—	—	—	—	—	—	—	—	302,703.24

COST OF GOODS SOLD
Product costs and distribution	26,372.97	—	—	—	—	—	—	—	—	—	—	26,372.97
Royalties	1,108.11	—	—	—	—	—	—	—	—	—	—	1,108.11
Product development costs	—	—	—	—	—	—	—	—	—	—	—	—

Total cost of goods sold	27,481.08	—	—	—	—	—	—	—	—	—	—	27,481.08

Gross profit	(43,055.18)	318,277.34	—	—	—	—	—	—	—	—	—	275,222.16

OPERATING EXPENSES
Rent expense	—	(27,220.28)	—	—	—	—	—	—	—	—	—	(27,220.28)
Insurance	37,550.20	218,450.46	—	—	—	—	(19,539.61)	32,749.65	564.12	222,206.71	—	491,979.53
Payroll and benefits	(12,103.14)	267,192.52	—	—	—	—	309.02	—	—	142,933.79	—	398,332.19
All other research and development	55,370.60	9,497.06	—	—	—	—	693.39	(2,405.08)	(7,470.91)	—	—	55,685.06
All other selling and marketing	(34,440.19)	6,374.47	—	—	—	—	—	—	—	82.27	—	(27,983.45)
All other administrative	24,552.71	(173,592.58)	—	—	—	—	—	—	—	22,820.75	—	(126,219.12)

Total operating expenses	70,930.18	300,701.65	—	—	—	—	(18,537.20)	30,344.57	(6,906.79)	388,041.52	—	764,573.93

OTHER INCOME AND EXPENSES
Interest income	4,180.39	—	—	—	—	—	—	—	—	190.19	—	4,370.58

Income (loss) before reorganization items	(109,804.97)	17,575.69	—	—	—	—	18,537.20	(30,344.57)	6,906.79	(387,851.33)	—	(484,981.19)

REORGANIZATION ITEMS
Professional fees (2)	—	—	—	—	—	—	—	—	—	685,274.67	—	685,274.67
U.S. Trustee quarterly fees (3)	6,900.00	6,900.00	325.00	325.00	325.00	325.00	1,625.00	325.00	325.00	1,725.00	—	19,100.00

Total reorganization expenses	6,900.00	6,900.00	325.00	325.00	325.00	325.00	16,625.00	325.00	325.00	686,999.67	—	704,374.67
Provision for income taxes	109,398.00	—	—	—			—	—	—	—	—	109,398.00

Net income (loss)	$(226,102.97)	$10,675.69	$(325.00)	$(325.00)	$(325.00)	$(325.00)	$16,912.20	$(30,669.57)	$6,581.79	$(1,074,851.00)	—	$(1,298,753.86)

NOTES:
GENERAL — In the ordinary course of business, Individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and its Debtor and non-Debtor affiliates had previously allocated common expenses among MGI subsidiaries and capitalized qualifying product development expenses in accordance with U.S. generally accepted accounting principles (GAAP). As a result of the reduced amount of these common expenses and the discontinuation of the capitalization of product development expenses, no amounts were reported in the Adjustments and Allocations column for September 2009.

(2)	Professional Fees, which are paid by MGI, are recorded as expenses when incurred. All of these fees represent accruals and have not been paid as of September 30, 2009. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities. In addition to the amounts reported in this line item, $932,036.60 in fees have either been submitted to the Bankruptcy Court for approval or have been approved by the Bankruptcy Court but payment had not yet been made as of September 30, 2009.

(3)	U.S. Trustee Quarterly Fees are estimated and are expected to be invoiced and paid in October 2009 for the period from July-September 2009.

In re:	Case No.09-10465 (KG)
Midway Games Inc, et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-3: BALANCE SHEETS
SEPTEMBER 30, 2009

	Midway Home	Midway Amusement	Midway Interactive	Midway Games	Midway Home	Midway Sales
	Entertainment Inc.	Games, LLC	Inc.	West Inc.	studios Inc.	Company, LLC
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,234,788.74	$82,768.16	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—
Receivables, net	(549,240.81)	101,355.47	—	—	—	—
Inventories	—	—	—	—	—	—
Prepaid expenses and other current assets	190,044.78	410,514.31	—	—	—	—

TOTAL CURRENT ASSETS	875,592.71	594,637.94	—	—	—	—

Assets held for sale	—	—	—	—	—	—
Property and equipment, net (2)	—	—	—	—	—	—
Investment in subsidiaries (3)	—	—	29,265,000.00	(29,265,000.00)	—	—
Due from Debtors	275,620,786.17	308,820,859.55	430,000.00	32,428,938.86	—	—
Due from non-Debtor MGI subsidiaries	195,040.77	—	—	—	—	—

TOTAL ASSETS	$276,691,419.65	$309,415,497.49	$29,695,000.00	$3,163,938.86	$—	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post petition)
Amounts due to Insiders (4)	—	—	—	—	—	—
Accounts payable	639,440.97	107,087.71	—	—	—	—
Accrued compensation and related benefits (5)	16,648.00	51,989.38	—	—	—	—
Accrued royalties	188,342.17	—	—	—	—	—
Accrued selling and marketing	1,355.35	—	—	—	—	—
Deferred revenue	—	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—	—
Convertible senior notes, less unamortized discount	—	—	—	—	—	—
Other accrued liabilities	532,728.00	2,533,099.50	—	—	—	—

TOTAL POST-PETITION LIABILITIES	1,378,514.49	2,692,176.59	—	—	—	—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$1,086.71	$—	$—	$—	$—	$—
Priority liabilities	409,119.25	868,739.94	—	—	—	—
Non-priority liabilities	245,794,138.85	564,106,878.04	22,957,000.00	48,011,629.43	—	—

TOTAL PRE-PETITION LIABILITIES	246,204,344.81	564,975,617.98	22,957,000.00	48,011,629.43	—	—

Due to Debtors	11,273,030.26	20,219,546.22	—	—	—	—
Due to non-Debtor MGI subsidiaries	—	—	—	—	—	—
Deferred income taxes	13,012,498.00	—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—
Additional paid-in capital	1,704,243.52	—	2,750,000.00	(186,000.00)	—	—
Retained earnings (accumulated deficit)	3,117,788.57	(278,471,843.30)	3,988,000.00	(44,661,690.57)	—	—
Postpetition contributions (distributions)(draws) (5)	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	4,823,032.09	(278,471,843.30)	6,738,000.00	(44,847,690.57)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$276,691,419.65	$309,415,497.49	$29,695,000.00	$3363938.86	$—	$—

FORM MOR-3

In re: Midway Games Inc., et al., Debtors	Case No. 09-10465(KG) Jointly Administered Reporting Period: 9/1/09 to 9/30/09
MOR-3: BALANCE SHEETS (continued)
SEPTEMBER 30, 2009

	Surreal Software	Midway Studios -	Midway Studios -	Midway Games
	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Total of All Debtors
Case number for individual Debtors	09-10469	09-10470	09-10471	09-10465	(1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,809.96	$35,599.42	$2,428.41	$42,876,707.13	$44,238,101.82
Restricted cash	—	—	—	251,103.01	251,303.01
Receivables, net	—	—	—	190.19	(447,695.15)
Inventories	—	—	—	—	—
Prepaid expenses and other current assets	—	—	—	12,661.70	613,220.79

TOTAL CURRENT ASSETS	5,809.96	35,599.42	2,428.41	43,140,662.03	44,654,730.47

Assets held for sale	—	—	—	2,346,400.00	2,346,400.00
Property and equipment, net (2)	—	—	—	458,199.10	458,199.10
Investment in subsidiaries (3)	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	—	253,368.44	156,098.20	657,932,345.99	1,275,642,397.21
Due from non-Debtor MGI subsidiaries	—	—	—	3,798,333.69	3,993,374.46

TOTAL ASSETS	$5,809.96	$288,967.86	$158,526.61	$729,148,713.92	$1,348,567,874.35

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—
Accounts payable	11,029.98	74,708.26	(2,695.56)	22,700.01	852,271.37
Accrued compensation and related benefits (5)	11,216.91	199.73	(5,894.61)	8,433.11	82,592.52
Accrued royalties	—	—	—	—	188,342.17
Accrued selling and marketing	—	—	—	—	1,355.35
Deferred revenue	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Convertible senior notes, less unmortized discount	—	—	—	—	—
Other accrued liabilities	50,011.51	74,706.75	5,920.11	2,721,929.87	5,918,395.74

TOTAL POST-PETITION LIABILITIES	72,258.40	149,614.74	(2,670.06)	2,753,062.99	7,042,957.15

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$—	$4,029.62	$—	$—	$5,116.33
Priority liabilities	172,202.55	47,932.43	4,884.62	228,056.03	1,730,934.82
Non-priority liabilities	49,191,595.71	64,740,369.34	30,531,064.78	338,089,036.87	1,363,421,713.02

TOTAL PRE-PETITION LIABILITIES	49,363,798.26	64,792,331.39	30,535,949.40	338,317,092.90	1,365,157,764.17

Due to Debtors	3,722,353.00	722,811.03	38,728.61	77,837,025.19	113,813,494.31
Due to non-Debtor MGI subsidiaries	—	—	—	—	—
Deferred income taxes	—	—	—	—	13,012,498.00

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	—	—	—	935,403.55	936,403.55
Additional paid-in capital	4,187,009.00	2,575,167.27	3,594,163.08	522,497,846.03	537,122,428.90
Retained earnings (accumulated deficit)	(57,339,608.70)	(67,950,956.57)	(34,007,644.42)	(203,408,681.97)	(678,734,636.96)
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—
Treasury stock	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(53,152,599.70)	(65,375,789.30)	(30,413,481.34)	310,241,532.84	(150,458,839.23)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$5,809.96	$288,967.86	$158,526.61	$729,148,713.92	$1,348,567,874.35

FORM MOR-3

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-3: BALANCE SHEETS
SEPTEMBER 30, 2009
NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid.

(1)	Each individual entity’s balances are presented in their respective columns; this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	As a result of the sales of assets to WBEI and THQ Inc., the remaining fixed assets of the Debtors except for those being used at its corporate offices (recorded at MGI) were determined to have a value of zero; therefore, these balances have been written down to zero.

(3)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(4)	Insiders are defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of September 30, 2009.

(5)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Pre-petition Liabilities section. Certain amounts have been paid post-petition related to these pre-petition amounts owed. The accruals for paid time off fluctuate based on employees’ usage of paid time off earned. Similarly, the liability for paid time off for MGI employees is recorded by Midway Amusement Games, LLC (MAG), but is reported as a pre-petition liability by MGI. In both of these instances, accrued compensation and related benefits reported by the Debtor entities that incurred the liability have been reduced by these amounts. The accrued compensation and benefits amounts owed to employees who were hired by WBEI and THQ Inc. in connection with those asset sales have been removed from the books as these amounts are now the responsibility of the purchasers.

(6)	Pre-petition liabilities as of the current balance sheet date include post-petition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.
FORM MOR-3

In re:	Case No. 09-10465 et seq. (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09-9/30/09
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED SEPTEMBER 30, 2009
Ryan G. O’Desky hereby declares and states:
1. I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2. All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition, I am authorized to submit this Declaration on behalf of the Debtors.
3. To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.1

12/8/09	/s/ Ryan G. O’Desky

Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Ceridian, a third party payroll processor, for the remittance of payroll taxes. Ceridian is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 9/1/09 to 9/30/09
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$21,027.38	$23,983.46	$258.00	$61,810.39	$54,406.65	$161,485.88
Professional Fees 1	$0.00	$0.00	$37,593.74	$0.00	$57,344.35	$94,938.09

Total Postpetition Accounts Payable	$21,027.38	$23,983.46	$37,851.74	$61,810.39	$111,751.00	$256,423.97

Notes
The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not include any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.

1)	Includes $35,000.00 to FD-Ashton Partners, $22,344.35 to Huron Consulting, $37,398.24 to Richards, Layton & Finger and $195.50 to Dewey & LcBocuf for Restructuring Professional Fees not included on MOR-lb because the Debtors were not yet authorized to pay these amounts.
FORM MOR-4

In re:
Midway Games Inc., et, al.,	Case No. 09- 10465 (KG)
Debtors	Jointly Administered
Reporting Period: 9/1/09 to 9/30/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION	Amount
Total trade accounts receivable at the beginning of the reporting period	$(337,539.46)
+ Amounts billed during the period	—
- Amounts collected and adjusted during the period	(210,548.76)

Total trade accounts receivable at the end of the reporting period	$(548,088.22)

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old	$0.00
31 - 60 days old	0,00
61 - 90 days old	—
90 - days old	$(548,088.22)
Total trade accounts receivable	(548,088.22)
Royalty receivables	101,355.47
Other receivables	190.19
Allowance for doubtful accounts	(1,152.59)
Net receivables	$(447,595.15)
General Notes
1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.

5)	All trade accounts receivable from customers with invoiced amounts outstanding, net of discounts and allowances, were sold to Warner Bros. Entertainment Inc. on July 10, 2009. The remaining trade accounts receivable amounts relate to customers for which only credit memos and/or outstanding price protection remained that had not been previously applied to invoices.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.	X- see (1) below and Exhibit A

2.	Have any funds been disbursed from any other account than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.	Has any bank account been opened during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Local Rule 4001 -3.		X

(1)	Property, plant and equipment and other miscellaneous assets previously used by certain of the Debtors were sold during September 2009 for a total of $6,790.00 in cash. These assets were no longer usable in Dry of the Debtors’ operations.
FORM MOR-5

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 9/1/09 to 9/30/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING
EXHIBIT A — ASSET SALES DETAIL

			AMOUNT OF
PURCHASER / ADDRESS	SALE-DATE	ASSETS SOLD (QUANTITY)	CASH RECEIVED
Frank J. Roan, 7916 Yaupon Drive,
Austin, TX 78759	9/14/2009	Printers (2)	$1,500.00	(1)
		Microwave Oven (1)
		Couches (7)
		Chair (1)
		Tables (2)
		Lights (2)
		Shelving (1)
		Computers (20)
		XPS(2)
		APC Battery Backup (1)
		Speakers (4)
		Rolling Seating (30)
		Monitor Arms (45)
		Lamps (30)
		Desks (3)
		Books/Games (1)
		Computer Accessories (1)
Cary M. and Ann M. Mednick, 4115
Oaksbury Lane, Rolling Meadows,
IL 60008	9/14/2009	4 x 6 Whiteboards (8)	$200.00
		4 x 8 Whiteboards (2)	70.00
		Office Chair (1)	20.00

		Total	$290.00

Edward E. and Frank J. Pellegrini,
1303 N. Laguna Ct., Palatine, IL
60067-2084	9/14/2009	CD/DVD Burners (6)	$2,350.00
		DVD Readers (5)	1,500.00
		Flat Screen Monitors (13)	650.00

		Total	$4,500.00

Lee Jacobson, 7509 La Jolla Blvd.,
La Jolla, CA 92037-4721	9/14/2009	Laptop Computer (1)	$500.00

Total of all sales			$6,790.00

Notes
1)	Amounts paid were a single amount for all items purchased and were not assigned values per item.